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                             THE JOHNSON REALTY FUND

                                   PROSPECTUS



                                 JANUARY 2, 1998

                           JOHNSON MUTUAL FUNDS TRUST
                                5556 CHEVIOT ROAD
                              CINCINNATI, OH 45247
                                 (513) 385-4001
                                 (800) 541-0170
                               FAX (513) 385-8947




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TABLE OF CONTENTS

                                                                         Page
                                                                         ----

FUND EXPENSES.............................................................. 2

INVESTMENT OBJECTIVES AND STRATEGIES....................................... 3

HOW TO BUY, SELL OR EXCHANGE SHARES IN EACH FUND........................... 4

HOW TO BUY SHARES ......................................................... 4

HOW TO SELL SHARES......................................................... 6

HOW TO EXCHANGE SHARES..................................................... 7

SHARE PRICE CALCULATION.................................................... 7

DIVIDENDS AND DISTRIBUTIONS................................................ 8

TAXES     ................................................................. 8

OPERATION OF THE FUND...................................................... 9

INVESTMENT POLICIES AND TECHNIQUES.........................................10

GENERAL INFORMATION........................................................12

INVESTMENT PERFORMANCE.....................................................12



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THE JOHNSON REALTY FUND                        Prospectus Dated January 2, 1998
--------------------------------------------------------------------------------

The Johnson Realty Fund

         The Realty Fund's investment objective is above average income and long term capital growth. The Fund invests primarily in real estate related equity securities believed by its Adviser, Johnson Investment Counsel, Inc., to provide above average income and/or to have above average prospects for appreciation.


No-Load Mutual Funds

         The Realty Fund is a "no-load" investment, which means there are no sales charges or commissions for the purchase, sale or exchange of Fund shares. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges to the shareholders. The minimum initial investment for the Fund is $2,000.


The Johnson Mutual Funds Trust

         The Johnson Mutual Funds Trust (the "Trust") is a family of five no-load mutual funds. The Johnson Realty Fund was organized as a series of the Trust on November 12, 1997, and commenced operations on January 2, 1998. The Johnson Realty Fund's investment objective is listed above. Information on the other series in the Trust, the Johnson Growth Fund, the Johnson Fixed Income Fund, the Johnson Opportunity Fund and the Johnson Municipal Income Fund, may be obtained by calling or writing the Trust at the address and telephone number listed throughout this prospectus.


--------------------------------------------------------------------------------

         This Prospectus gives you information about the Johnson Realty Fund and the Johnson Mutual Funds Trust that you should be aware of before investing. Please read and retain this Prospectus for future reference. Additional information is included in the Statement of Additional Information dated January 2, 1998 and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:


                           Johnson Mutual Funds Trust
                    5556 Cheviot Road, Cincinnati, Ohio 45247
                          (513) 385-4001 (800) 541-0170

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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FUND EXPENSES

         The purpose of the table below is to assist shareholders in understanding the costs and expenses that shareholders in the Fund will bear directly or indirectly. The expense information for the Fund is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets.

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any front or back end loads or commission to buy, sell or exchange shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay separately for transfer agency, fund accounting, pricing, custodial, auditing or legal services, nor does it pay separately general administrative or other operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

-------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:                                                        REALTY FUND
                                                                                         -----------
Maximum Front End Load  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NONE
Deferred Load  . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NONE
Redemption Fee(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NONE
Exchange Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NONE

Annual Fund Operating Expenses (as a percentage of average net assets)(2)
Management Fees (after fee waiver)(2) . . . . . . . . . . . . . . . . . . . . . . . .        0.95%
12b-1 Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        NONE
Total Fund Operating Expenses (after fee waiver)(2) . . . . . . . . . . . . . . . . .        0.95%
-------------------------------------------------------------------------------------------------------------------

(1) A processing fee of $10 will be deducted from any wire sales proceeds and paid to the custodian.
(2) The Fund's total operating expenses are equal to the management fee paid to the Adviser. The Adviser is authorized to charge the Realty Fund a management fee of 1.30%, of the average daily net assets of the Fund. The expenses shown in the above fee table reflect the fee waiver for the Fund for the year ending December 31, 1998. The Adviser intends these fee waivers to be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998. Additionally, the Adviser intends to waive additional fees for the fiscal year ending December 31, 1998, and anticipates that the fee will be less than 0.95% for 1998.


Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) sale of your shares at the end of each time period:

                                                 1 YEAR         3 YEARS
         Realty Fund                              $10             $30

The example should not be considered a representation of past or future expenses. The Fund's actual expenses may be more or less than those shown.



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INVESTMENT OBJECTIVES AND STRATEGIES

         The Johnson Realty Fund's investment objective is above average income and long term capital growth. The Johnson Realty Fund (the "Fund") invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts), and other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Under normal circumstances, at least 65% of the Fund's total assets will be in the real estate industry. The Fund will not attempt to duplicate the real estate market as a whole in terms of the proportion of invested assets in any specific region or property category. Due to the Fund's concentration in the real estate industry, the Fund is not intended to be a complete investment program.

WHAT IS A REIT?

         A REIT is an investment vehicle that invests in interests in real estate. A REIT is not taxed as a corporation if it meets the definitional requirements of the Internal Revenue Code of 1986 (the "Code"). To qualify under the Code, a REIT must invest substantially all of its assets in interests in real estate, cash or government securities, derive most of its income from real estate rental income or real estate secured mortgage loan interest, and distribute to its shareholders 95% or more of its taxable income. If the REIT meets these requirements, it may deduct dividends paid for tax purposes, thereby eliminating federal income tax. REITs typically have high income pay-out ratios and therefore may provide significant income returns.

      A REIT can be categorized as an equity REIT, a mortgage REIT or a hybrid REIT. An equity REIT owns or leases land or buildings and derives the majority of its income from rental income. In addition, an equity REIT may realize capital gains upon the sale of land or buildings that have appreciated in value from the time of purchase to the time of sale, or similarly realize capital losses from the sale of property that has depreciated in value.

         A mortgage REIT invests in real estate mortgage loans and generates income primarily from the interest payments on mortgage loans. A hybrid REIT has both the characteristics of an equity REIT and a mortgage REIT and derives its income primarily from rental income and mortgage loan interest.

         Of the REIT sector, the Fund will invest primarily in equity REITs, as opposed to mortgage REITs. The focus of the equity REITs will be those that invest in office, residential, retail, industrial, and other specialty properties including hotels, self-storage facilities, healthcare facilities, and parking facilities.

WHAT ELSE MIGHT THE FUND INVEST IN?

         In addition to REITs, the Fund may invest in other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Real estate related equity securities may include equity securities issued by real estate developers, home-builders, and hotels. They may also include companies with substantial real estate holdings as an investment, or as part of their operations, as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

         The Fund may also invest in other securities outside the real estate industry at the sole discretion of the Adviser. Please see "Investment Policies and Techniques" for a more detailed discussion of the various other types of securities the Fund is authorized to invest in.

WHAT ARE SOME OF THE RISKS OF THE FUND?

          The concentration of the Fund's investments in the real estate industry will subject the Fund to risks associated with the direct ownership of real estate, in addition to those risks that apply to the equity market as a whole. Some of these risks include decreases in real estate values, overbuilding, environmental liabilities, and increases in operating costs. In addition, the Fund will generally be subject to economic and regulatory risks such as increases in interest rates, increases in property taxes, regulatory limitations on rental income and changes in local zoning laws.

         Some real estate related investments are not fully diversified, and thus are subject to the risks associated with financing a limited number of projects. REITS also are heavily dependent upon the


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management team. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any mortgage loans extended. The Adviser seeks to mitigate these risks by selecting REITs diversified by sector as well as geographic location.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, it should be noted that the Fund has no operating history. Current yields or rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that the current yield or rate of total return will be maintained. See "Investment Policies and Techniques" for a more detailed discussion of the Fund's investment practices and the risks involved in such practices.

TEMPORARY DEFENSIVE PURPOSES

         For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds, and/or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees.


HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

         The Fund and its transfer agent, Johnson Financial Services, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

         FUNDS:                                      TRANSFER AGENT:
         Johnson Mutual Funds Trust                  Johnson Financial, Inc.
         5556 Cheviot Road                           5556 Cheviot Road
         Cincinnati, Ohio 45247                      Cincinnati, Ohio 45247
         (513)-385-4001                              (513) 385-4001
         (800)-541-0170                              (800) 541-0170
         FAX: (513) 385-8947                         FAX: (513) 385-8947


HOW TO BUY SHARES

The minimum initial investment for the Fund is $2,000, and $100 for each subsequent investment.

INITIAL PURCHASE

         BY MAIL - You may purchase shares of the Fund by completing and signing an application, drafting a check made payable to: Johnson Mutual Funds, identifying on the check "Johnson Realty Fund", and mailing it to the Transfer Agent.

         BY WIRE - You may purchase shares of the Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Funds and provide the following information:

         Name(s) in which account is to be registered;
         Address;
         Social security or tax identification number;
         Amount being wired;
         Name of the Fund, (Johnson Realty Fund);
         Name of the wiring bank;
         Name and phone number of a contact person at the bank initiating the wire.


         The Fund or the Transfer Agent will provide you with your account number and your bank must

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then wire the specified amount according to the following instructions:

                   The Provident Bank/Cincinnati, Johnson Mutual Funds ABA #042000424
                   Account #0198-483
                   For Further Credit to:
                   Name of the Fund,(Johnson Realty Fund);
                   Shareholder Account Name - _________________________
                   Shareholder Account Number - _____________ (4 digit)

         You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. If a completed application is not received or your social security or tax identification number is not certified with a Form W-9, your account will be subject to back-up withholding within 60 days.

         Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund reserve the right to charge shareholders for this service.

ADDITIONAL PURCHASES

         You may buy additional shares of the Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:

                   Name of your account(s);
                   Account number(s);
                   Name of the Fund, (Johnson Realty Fund).

         Checks should be made payable to "Johnson Mutual Funds" and should be sent to The Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance.

AUTOMATIC INVESTMENT OPTION

         You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transfers from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check for the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time.

OTHER PURCHASE INFORMATION

         You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Fund for additional information.

         If an order, with payment in proper form, is received before the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) by the Fund, shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the New York Stock Exchange on the next business day.

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder in the Johnson Mutual Funds the Fund can sell shares from any identically registered account in any of the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in any of the Johnson Mutual Funds.

HOW TO SELL SHARES

         You may sell shares in the Fund by mail or telephone, without a charge. Shares will be sold at the next share price (net asset value) calculated after receipt of your properly completed request for a sale, or telephone call.

         BY MAIL - You may sell shares at no charge by mail. All sales will be made at the net asset value (NAV) determined after the Transfer Agent has received the sale request in proper order. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request should be addressed to the Johnson Mutual Funds. "Proper order" means your request for a sale must include:

                   Letter of instruction;
                   Name of the Fund,(Johnson Realty Fund);
                   Account number(s);
                   Account name(s);
                   Dollar amount or the number of shares you wish to sell.

         All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

         For sales in excess of $50,000, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

         The Fund, at its discretion and with shareholder consent, may use securities from the Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

         BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000 (wire charges of $10 will be deducted from sales proceeds).

         By using the telephone redemption and exchange privileges, a shareholder authorizes the Fund to act upon the instruction of any person by telephone to sell shares from the account and transfer the proceeds to the bank account designated or effect an exchange into another Fund. The Fund and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Fund may change, modify or terminate the telephone redemption or exchange privilege at any time.

         BY SYSTEMATIC WITHDRAWAL PROGRAM - Shareholders may request that a predetermined amount be sent by check or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Fund at any time without charge or penalty and will become effective five business days following receipt of your instructions. In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

         ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, or through any of our telephone services, the sales proceeds will not be paid until the first business day after the 10th calendar day following receipt of payment by the Fund. Exchanges into any of the other Funds are, however, permitted without the ten day waiting period.

         We will mail or wire the proceeds to you on or before the 5th business day following the sale. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 385-8947.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Shares of the Fund are subject to a sale at any time if the Board of Trustees determines in its sole discretion that failure to sell may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

HOW TO EXCHANGE SHARES

         As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Johnson Mutual Fund Trust. Information on other funds within the Johnson Mutual Funds Trust, including the Johnson Growth Fund, the Johnson Opportunity Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund may be obtained by writing or calling the Trust, at the address and telephone numbers listed throughout this prospectus. You may make an exchange by telephone or by written request.

         BY TELEPHONE - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value as of the close of business on the same day.

         An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares". An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

         Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Fund reserves the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

         The value of an individual share in the Fund, the net asset value,
(NAV) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of each Fund will fluctuate.

         Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         Fixed income securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

DIVIDENDS AND DISTRIBUTIONS

         The Realty Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a quarterly basis. The Fund intends to distribute its net long term capital gains and net short term capital gains at least once a year, at year end.

         Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59-1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

         For federal income tax purposes, the Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by the Fund from ordinary taxable income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986, all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

         The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

         Unless a shareholder of the Fund furnishes his or her certified taxpayer identification number (social security number for individuals) and certifies that he or she is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Internal Revenue Service 31% of the dividends, distributions and sales proceeds payable to the shareholder. Shareholders should be aware that, under

Internal Revenue Service regulations, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

OPERATION OF THE FUND

         The Johnson Realty Fund is a diversified series of The Johnson Mutual Funds Trust, an open-end management investment company organized as an Ohio business trust on September 30, 1992. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Johnson Investment Counsel, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is a Cincinnati-based company of which Timothy E. Johnson is the controlling shareholder. Since its inception in 1965, it has grown to become the largest independent investment advisory firm in the Cincinnati area. The Adviser has over $1.8 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, and institutional endowments. Johnson Investment Counsel, Inc. solely provides investment management, through individually managed portfolios and has no commission-based affiliations from the sale of products.

         A committee of the Adviser is responsible for the investment decisions and the day-to-day management for the Fund. The committee consists of a group of investment professionals at Johnson Investment Counsel, Inc. including, but not limited to, Fred A. Brink, Matthew L. Grever, CFA, and Norman G. Miller, Ph.D.

         Fred A. Brink is a research analyst for Johnson Investment Counsel, Inc. Prior to joining Johnson Investment Counsel, Inc., Mr. Brink served as a Fund Manager and Trust Investment Officer for Star Bank, NA. During his six year tenure at Star Bank, Mr. Brink managed the Star Capital Appreciation Fund, the REIT portions of the Stellar and Strategic Income Funds, as well as two in-house REIT Funds. Mr. Brink earned a Bachelor of Business Administration degree in Finance from the University of Cincinnati in 1991, and is currently enrolled in the Chartered Financial Analyst program through the Institute of Chartered Financial Analysts.

         Matthew L. Grever, CFA is the Vice President of Acquisitions for a midwestern-based real estate investment and development company that specializes in the acquisition of retail shopping centers across the United States. Mr. Grever holds a B.B.A. in accounting and real estate and an MBA with concentration in finance, from The University of Cincinnati. Mr. Grever was awarded the designation of Charter Financial Analyst (CFA) from The Institute of Chartered Financial Analysts in 1997. Mr. Grever has been involved in anchor tenant lease and operating covenant negotiation, real estate acquisition, redevelopment analysis, and deal structuring, real estate joint venture negotiation, as well as real estate acquisition, construction and permanent financing. Prior to his current position, Mr. Grever was Vice President of a large Midwestern based commercial mortgage banking company. Mr. Grever is a part-time research analyst for Johnson Investment Counsel, Inc.

         Norman G. Miller, Ph.D., is the Director of the Real Estate Program at the University of Cincinnati (since 1981) and is the holder of the West Shell, Jr. Professorship in real estate (since 1988). Dr. Miller received his Ph.D. from the Ohio State University in 1977, after which he was an Assistant Professor at the University of Georgia until 1981. Dr. Miller is active on the Editorial Board of several national and international journals, including The Journal of Real Estate Research, The Journal of Real Estate Literature, The Journal of Property Finance, and Real Estate Economics, and is also co-managing editor of Real Estate Finance. Dr. Miller has assisted several institutional investors in developing research programs for use in investment selection, has consulted with clients from the Pacific Rim region, and has worked with national data firms on real estate market analysis techniques. Dr. Miller is a regular member of the national forecast panel for the Housing Market Report and is a part-time research analyst for Johnson Investment Counsel, Inc.

         The Realty Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.30% of its average daily net assets, although the Adviser has committed to limit its fee to 0.95% of such assets. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998. Additionally, the Fund has committed to waiving additional fees during 1998 and anticipates that the fee will be less than 0.95% for the one year period. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses except those specified above, are paid by the Adviser.

         The Trust retains Johnson Financial, Inc. to serve as transfer agent and dividend paying agent. Johnson Financial, Inc. is a wholly owned subsidiary of Adviser and thus it and the Adviser may be deemed to be under common control. Johnson Financial, Inc. operates under separate contractual agreements with the Trust.


INVESTMENT POLICIES AND TECHNIQUES

         This section contains general information about various types of securities and investment techniques. The Fund may invest in any security or employ any investment technique described in this section.

         EQUITY SECURITIES - The Fund may invest in equity securities, which include common stocks, convertible preferred stocks, convertible debentures, rights, warrants, REITs (real estate investment trusts), REOCs (real estate Operating Companies), and other real estate related companies. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

         FIXED INCOME SECURITIES - The Fund may invest in fixed income securities which include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

         CORPORATE DEBT SECURITIES - The Fund may invest in corporate debt securities, which are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will not invest more than 5% of the value of its net assets in securities, including convertible securities, that are below investment grade. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

         U.S. GOVERNMENT SECURITIES - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

         MORTGAGE-BACKED SECURITIES - represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

         COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

         ZERO COUPON BONDS - Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

         FOREIGN SECURITIES - The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Fund may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. The Fund will not invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

         REPURCHASE AGREEMENTS - A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the

Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

OPTIONS TRANSACTIONS

         The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. An option on a stock index gives the option holder the right to receive, upon exercising the option, a cash settlement amount based on the difference between the exercise price and the value of the underlying stock index. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. There is no assurance of liquidity in the secondary market for purposes of closing out covered call option positions.

         The Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. The Fund may also sell put and call options in closing transactions.

GENERAL

         The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost. The Fund may also borrow money for liquidity purposes in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. Assets of the Fund may be pledged in connection with borrowings. See "Investment Limitations" in the Statement of Additional Information.

GENERAL INFORMATION

FUNDAMENTAL POLICIES

         The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

PORTFOLIO TURNOVER

         The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

SHAREHOLDER RIGHTS

         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

         The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of January 2, 1998, the Oakmont Trust, which is controlled by officers and/or employees of the Adviser, owned in aggregate more than 25% of the shares of the Realty Fund.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." The "total return" of the Fund refers to the dividends and distributions generated by an investment in the Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of the Fund refers to the rate of total return for each year of the period which would be equivalent to the cumulative total return for the period. All dividends and distributions earned on the investment are assumed to be reinvested.

         The Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for the Fund are calculated as indicated above for "total return."

         The Fund may periodically advertise its yield for a thirty-day or one month period. The "yield" of the Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). The Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above.

         The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P/BARRA Growth and Value Indices, the Dow Jones Industrial Average, the NAREIT Index, the Wilshire REIT Index, or the Lehman Brothers Indices. The Trust's annual report contains additional performance information that is available upon request and without charge, by writing or calling the Trust.

         The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when sold, may be worth more or less than the shareholder's original investment.


INVESTMENT ADVISER                     TRANSFER AGENT
Johnson Investment Counsel, Inc.       Johnson Financial, Inc.
5556 Cheviot Road                      5556 Cheviot Road
Cincinnati, Ohio  45247                Cincinnati, Ohio  45247

AUDITORS                               CUSTODIAN
McCurdy & Associates CPA's, Inc.       The Provident Bank
27955 Clemens Road                     Three East Fourth Street
Westlake, Ohio  44145                  Cincinnati, Ohio 45202

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the sale of the Fund. Representations other than those contained in this Prospectus must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                           JOHNSON MUTUAL FUNDS TRUST



                             THE JOHNSON REALTY FUND



                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 2, 1998





This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Johnson Mutual Funds dated January 2, 1998. A copy of the Prospectus can be obtained by writing the Trust at 5556 Cheviot Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 385-4001.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                           JOHNSON MUTUAL FUNDS TRUST
                                5556 CHEVIOT ROAD
                             CINCINNATI, OHIO 45247



         TABLE OF CONTENTS
         -----------------

                                                                     PAGE
                                                                     ----


DESCRIPTION OF THE TRUST                                               3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                          3

INVESTMENT LIMITATIONS                                                 6

TRUSTEES AND OFFICERS                                                  8

THE INVESTMENT ADVISER                                                 9

PORTFOLIO TRANSACTIONS AND BROKERAGE                                   9

DETERMINATION OF SHARE PRICE                                           10

INVESTMENT PERFORMANCE                                                 10

CUSTODIAN                                                              11

TRANSFER AGENT                                                         11

ACCOUNTANTS                                                            11

FINANCIAL STATEMENTS                                                   13

DESCRIPTION OF THE TRUST

         Johnson Mutual Funds Trust (the "Trust"), formerly Johnson Investment Mutual Funds Trust, is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of five series have been authorized, which shares constitute the interests in the Johnson Growth Fund, the Johnson Opportunity Fund, the Johnson Fixed Income Fund, the Johnson Municipal Income Fund, and the Johnson Realty Fund.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by Officers of the Trust, or the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy, Sell, or Exchange Shares in Each Fund," "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques").

                  A. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

                  B. Real Estate Related Equity Securities. For the purpose of determining whether the Fund has at least 65% of its total assets invested in the real estate industry, the Fund will include a maximum of 5% of its assets invested in securities of companies considered to be real estate related solely because the companies have substantial real estate holdings as part of their operations (and not as investments).

                  C. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

                  D. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

                     (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

                     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

                  E. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

                  F. Forward Commitments and Reverse Repurchase Agreements. The Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of the Fund. The Fund will not invest more than 25% of its total assets in forward commitments.

                  Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

                  With respect to 75% of the total assets of the Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, the Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets that may be committed to such purchases or repurchases.

                  G. Restricted Securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 5% of its net assets in restricted securities.

                  H. Option Transactions. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities that the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

                  I. Loans of Portfolio Securities. The Fund may make short and long term loans of its folio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and Statement of Additional Information.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts (REITs)).

         5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

         6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. The Fund will not invest 25% or more of its total assets in any particular industry other than the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the

Fund and are Non-Fundamental.

         i. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

         v. Options. The Fund will not purchase or sell futures, puts, calls, options or straddles.

         vi. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

TRUSTEES AND OFFICERS

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

NAME      (AGE)                     POSITIONS HELD            PRINCIPAL OCCUPATIONS
----      -----                     --------------            ---------------------

Timothy E. Johnson (55)*            President and Trustee     President and a Director of Johnson Investment
5556 Cheviot Road                                             Counsel, Inc., the Trust's Adviser and
Cincinnati, Ohio  45247                                       Professor of Finance at the University of Cincinnati.
                                                              President and Director of Johnson Financial, Inc. (a)

John W. Craig (63)                  Trustee                   Retired director of Corporate Affairs at
5813 Twin Oak Drive                                           R.A. Jones & Co., Inc. a manufacturing and
Cincinnati, Ohio  45224                                       packaging company, and the Chairman and Chief
                                                              Executive Officer of  CP&I, Inc.

Ronald H. McSwain (55)              Trustee                   President of McSwain Carpets, Inc. and a
765 Hedgerow Lane                                             partner of P&R Realty, a real estate
Cincinnati, Ohio  45246                                       development partnership.

Kenneth S. Shull (68)               Trustee                   Retired plant engineer at The Procter &
2145 Bluebell Drive                                           Gamble Company.
Cincinnati, Ohio  45224

Dale H. Coates (39)                 Vice President            Portfolio Manager of the Trust's Adviser.
5556 Cheviot Road
Cincinnati, Ohio  45247

Richard T. Miller (51)              Vice President            Portfolio Manager of the Trust's Adviser.
5556 Cheviot Road
Cincinnati, Ohio  45247

Dianna J. Rosenberger (33)          Chief Financial Officer   Portfolio Manager of the Trust's Adviser.
5556 Cheviot Road                   and Treasurer             Chief Operating Officer of Johnson Financial,
Cincinnati, Ohio  45247                                       Inc. (a)

David C. Tedford (44)               Secretary                 Office Administrator of the Trust's Adviser.
5556 Cheviot Road
Cincinnati, Ohio  45247

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.

The compensation paid to the Trustees of the Trust for the year ended December 31,1996 is set forth in the following table:

                     Total Compensation from Trust
                  (the Trust is not in a Fund Complex) (1)
                  ----------------------------------------
Timothy E. Johnson                       $0
John W. Craig                        $3,000
Ronald H. McSwain                    $3,000
Kenneth S. Shull;                    $3,000

(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

         As of January 2, 1998, the Oakmont Trust, an entity that is affiliated with the Adviser, owned all of the outstanding shares of the Johnson Realty Fund. The Trust's address is 5556 Cheviot Road, Cincinnati, Ohio, 45247.

THE INVESTMENT ADVISER

         The Fund's investment adviser is Johnson Investment Counsel, Inc., 5556 Cheviot Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and a director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

         Under the terms of the Management Agreement, the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Realty Fund. However, the Adviser has committed to limit its fee to 0.95% of such assets for the Realty Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after December 31, 1998.

         The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

         To the extent that the Fund and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules: (1) All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable. (2) The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal. Based on rule 1, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

 DETERMINATION OF SHARE PRICE

         The prices (net asset values) of the shares of the Fund are determined as of the close of trading of the New York Stock Exchange (4:00 P.M., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                    P(1+T)(n)=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the real estate securities market in general. The Fund will use the NAREIT Index and the Wilshire REIT Index. The NAREIT Index measures the price, income and total return of all publicly traded REITs, including mortgage-backed REITs and equity REITs. The Wilshire REIT Index includes all publicly traded REITs with capitalizations above $100 million.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

CUSTODIAN

         The Provident Bank, One East Fourth Street, Cincinnati, Ohio, is the current custodian of the Fund's investments. The Custodian acts as the Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Johnson Financial, Inc., 5556 Cheviot Road, Cincinnati, Ohio, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. Johnson Financial is affiliated with Johnson Investment Counsel, Inc., the Fund's Adviser. The Adviser pays Johnson Financial, Inc. $6,000 per month according to a flat fee schedule for services rendered.

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc. of Westlake, Ohio, has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1998.